SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Georgia, on the 23 day of February, 1999.
                                      SYNOVUS FINANCIAL CORP.
                                      (Registrant)

                                      By:/s/James H. Blanchard
                                         James H. Blanchard,
                                         Chairman of the Board and
                                         Principal Executive Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James H. Blanchard, James D. Yancey and Stephen
L. Burts, Jr., and each of them, his or her true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement and to file the same, with all exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney(s)-in-fact and agent(s) full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney(s)-in-fact and agent(s), or their substitute(s), may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/William B. Turner                                 Date: February 23, 1999
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William B. Turner,
Director and Chairman of
the Executive Committee


/s/James H. Blanchard                                Date: February 23, 1999
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James H. Blanchard,
Chairman of the Board and
Principal Executive Officer


                                      II-5




/s/James D. Yancey                                   Date: February 23, 1999
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James D. Yancey,
President and Director


/s/Richard E. Anthony                                Date: February 23, 1999
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Richard E. Anthony,
Vice Chairman of the Board


/s/Walter M. Deriso, Jr.                             Date: February 23, 1999
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Walter M. Deriso, Jr.,
Vice Chairman of the Board


/s/Stephen L. Burts, Jr.                             Date: February 23, 1999
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Stephen L. Burts, Jr.,
Vice Chairman of the Board


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/s/Thomas J. Prescott                                Date: February 23, 1999
Thomas J. Prescott,
Executive Vice President, Treasurer,
Principal Accounting and Financial Officer


                                                     Date:
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Joe E. Beverly,
Director


/s/Richard Y. Bradley                                Date: February 23, 1999
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Richard Y. Bradley,
Director

                                                     Date:
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C. Edward Floyd,
Director


/s/Gardiner W. Garrard, Jr.                          Date: February 23, 1999
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Gardiner W. Garrard, Jr.,
Director

                                                     Date:
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V. Nathaniel Hansford,
Director

                                      II-6



/s/John P. Illges, III                               Date: February 23, 1999
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John P. Illges, III,
Director


/s/Mason H. Lampton                                  Date: February 23, 1999
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Mason H. Lampton,
Director


                                                     Date:
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Elizabeth C. Ogie,
Director

/s/H. Lynn Page                                      Date: February 23, 1999
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H. Lynn Page,
Director


                                                     Date:
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Robert V. Royall, Jr.,
Director

                                                     Date:
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Melvin T. Stith,
Director